BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED NOVEMBER 14, 2018

TO THE

PROSPECTUS DATED APRIL 30, 2018

BRIGHTHOUSE/WELLINGTON LARGE CAP RESEARCH PORTFOLIO

Effective on or about January 1, 2019, it is expected that Mark Mandel will no longer serve as a Portfolio Manager of Brighthouse/Wellington Large Cap Research Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Effective November 14, 2018, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

As of the date of this Prospectus, the Portfolio is managed by a team led by Mark D. Mandel, CFA, Senior Managing Director and Head of Research Portfolios of Wellington Management, Mary L. Pryshlak, CFA, Senior Managing Director and Director of Global Industry Research of Wellington Management, and Jonathan G. White, CFA, Managing Director and Director of Research Portfolios of Wellington Management. Mr. Mandel has been a manager of the Portfolio since 2014. Mr. White has been a manager of the Portfolio since April 2018. Ms. Pryshlak has been a manager of the Portfolio since June 30, 2018. Effective on or about January 1, 2019, it is expected that Mr. Mandel will no longer serve as Portfolio Manager of the Portfolio.

In the section entitled “Additional Information About Management – The Subadviser,” the fifth, sixth, seventh and eighth paragraphs are deleted in their entirety and replaced with the following:

The Portfolio is managed by a team of investment professionals who participate in the research process and stock selection. As of the date of this Prospectus, the lead members of this team are Mark D. Mandel, Mary L. Pryshlak and Jonathan G. White. As of the date of this Prospectus, Mr. Mandel, Ms. Pryshlak, and Mr. White are jointly and primarily responsible for the day-to-day management of the Portfolio. Effective on or about January 1, 2019, it is expected that Mr. Mandel will no longer serve as a Portfolio Manager of the Portfolio, and the lead members of this team will be Ms. Pryshlak and Mr. White. Effective on or about January 1, 2019, it is expected that Ms. Pryshlak and Mr. White will be jointly and primarily responsible for the day-to-day management of the Portfolio.

Mark D. Mandel, CFA, Senior Managing Director and Head of Research Portfolios of Wellington Management, coordinates the management of the investment team and the day-to-day execution of the Portfolio and has served in this capacity for the Portfolio since 2018. From 2014-2018, Mr. Mandel supervised and coordinated a team of global industry analysts that manage the Portfolio. Mr. Mandel joined Wellington Management as an investment professional in 1994. Effective on or about January 1, 2019, it is expected that Mr. Mandel will no longer serve as Portfolio Manager of the Portfolio.

Mary L. Pryshlak, CFA, Senior Managing Director and Director of Global Industry Research of Wellington Management, supervises and coordinates a team of global industry analysts that manage the Portfolio and has served in this capacity for the Portfolio since June 30, 2018. Ms. Pryshlak joined Wellington Management as an investment professional in 2004.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE